August 2023 Investor Presentation Positioned for Sustainable Growth

Notice to Investors Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts are forward-looking statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These statements are not guarantees that our expectations will prove to be correct and involve a number of risks, uncertainties, and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K, and its Quarterly Reports on Form 10-Q, as well as others, could cause actual plans or results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to the worldwide oil and natural gas industry; our ability to generate internal growth; economic and market conditions that may impact our customers’ future spending; our customer concentration and reliance on the U.S. exploration and production market; our international operations; the ongoing conflict between Russia and Ukraine; operating hazards present in the oil and natural gas and utilities industries and substantial liability claims, including catastrophic well incidents; our contracts that can be terminated or downsized by our customers without penalty; our product offering and market expansion; our ability to attract, retain, and develop qualified leaders, key employees, and skilled personnel; our expanding services in the utilities sector, which may require unionized labor; the price and availability of raw materials; inflation; capital investments, business acquisitions, and joint ventures; our market competition; technological developments and intellectual property; severe weather, natural disasters, and seasonality; public health crises, epidemics, and pandemics; our cost and continued availability of borrowed funds, including noncompliance with debt covenants; environmental laws and regulations; our legal compliance; the inherent limitations of insurance coverage; income taxes; cybersecurity breaches or business system disruptions; our ability to execute on strategic actions, including whether any transaction will take place in connection with the strategic review of our Fluids Systems division; our divestitures; activist stockholders that may attempt to effect changes at our Company or acquire control over our Company; share repurchases; and our amended and restated bylaws, which could limit our stockholders’ ability to obtain what such stockholders believe to be a favorable judicial forum for disputes with us or our directors, officers or other employees. We assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com. Non-GAAP Financial Measures This presentation includes references to financial measurements that are supplemental to the Company’s financial performance as calculated in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures include earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Net Debt, and Net Leverage. We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and liquidity with that of other companies in our industry. Management uses these measures to evaluate our operating performance, liquidity and capital structure. In addition, our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non- GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. Disclaimers 2

Agenda Introduction End-Market Overview Summary of Key Financial Data 3

4 Introduction

Aligning Portfolio to Maximize Value Creation Through Accelerated Growth in Power & Infrastructure Markets Disciplined Strategy Aligned with Long-Term Global Megatrends

Company Overview

Specialty Rental & Services Company Supporting Power and Infrastructure Markets

Newpark Resources, Inc. headquartered in The Woodlands, TX, is a global company operating **two independent business units,** Industrial Solutions and Fluids Systems, supporting energy and infrastructure markets. We built a reputation for innovating and adapting to the changing needs of our customers, **delivering sustainable technologies** that enable society to prosper.

- NYSE Stock Symbol: NR
- Operating in more than 20 countries worldwide; ~70% of 2022 revenues in North America
- Earnings primarily driven by utilities and industrial end-markets, while exposure to O&G reduced through recent divestitures
- Strong financial profile with modest debt burden and no significant near-term maturities

NEWPARK RESOURCES GLOBAL FOOTPRINT



Diverse End-Market Coverage


Renewable Generation
Transmission & Distribution
Infrastructure Construction
Petrochemical
Midstream
O&G Exploration & Production

Exploring strategic alternatives for the long-term positioning of Fluids Systems division

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Leader in Power and Energy Infrastructure Solutions

Providing Innovative Product & Service Solutions for Power T&D and O&G Infrastructure

68% OF SEGMENT ADJ. EBITDA (1H 2023)*	INDUSTRIAL SOLUTIONS Power Infrastructure, O&G, Construction and Renewables	92% OF SEGMENT CAPEX (1H 2023)

Leading provider of specialty rental and services, **redefining safety & efficiency standards**

Unique business model includes **integrated manufacturing** of 100% recyclable DURA-BASE® composite matting, which offers economic and ESG benefits vs. traditional access products

Longstanding, blue-chip customer relationships across T&D utility owners and infrastructure contractors

Consistent FCF generation, **strong EBITDA** margin, and solid ROI

32% OF SEGMENT ADJ. EBITDA (1H 2023)*	FLUID SYSTEMS Oil, Natural Gas, and Geothermal	8% OF SEGMENT CAPEX (1H 2023)

#1 rated** drilling and reservoir fluids solutions provider in overall performance globally

Leading portfolio of sustainable **water-based technologies** delivering outstanding performance and reducing carbon footprint***

Globally positioned in long-term markets with established customers supported by current **O&G global demand tailwinds**

Improved margin and FCF generation profile through recent divestitures and focused **asset-light operating model**

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* Adjusted EBITDA is a non-GAAP financial measure. See earnings release and reconciliation to the most comparable GAAP measure in "Non-GAAP Financial Measures" slides within this presentation
** 2022 Drilling Fluids Supplier Performance Report, Kimberlite International Oilfield Research
*** Relative to hydrocarbon-based fluids

7

Segment Approach Supports Growth & Shareholder Return

Industrial Solutions

Net Capital Employed*: $233M



Inventory
AR, net of AP
Rental fleet
Other long-lived assets, net

TTM ADJ EBITDA:** $77M

Market Outlook



Total Utility CAPEX***
T&D and Renewables
8%
8%
~325-345
14
19
21
26
31
YEAR

Approach: Invest & Grow

Fluids Systems

Net Capital Employed*: $242M



Inventory
AR, net of AP
Long-lived assets and other, net

TTM ADJ EBITDA:** $34M

Market Outlook



Global O&G Demand CAGR***
6%
~3%
14
19
21
26
31
YEAR

Approach: Optimize for Cash Generation

Evaluating Strategic Alternatives

* Net Capital Employed represents segment net assets excluding cash and debt, as of June 30, 2023.

** Adjusted EBITDA is a non-GAAP financial measure. See earnings release and reconciliation to the most comparable GAAP measure in "Non-GAAP Financial Measures" slides within this presentation, as of June 30, 2023

*** Source: FERC; industry interviews; BCG analysis/Bloomberg NEF & S&P Global Market Intelligence, Feb 2021

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32% YoY reduction in Fluids Systems asset base Fluid Systems Net Capital Employed 41% YoY growth in Industrial Solutions EBITDA (TTM) Industrial Solutions EBITDA* (TTM) 27% YoY growth from Industrial Solutions Rental and Services revenues (TTM) Key Opera onal Highlights Aligned with Strategy 9 Disciplined Execu on Delivering Shareholder Value Crea on 8% YoY reduction in shares outstanding Rental and Service Revenue (TTM) Shares Outstanding * Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation.

Well Positioned in Substantial Energy Megatrends 10 Multi-Trillion Dollar Markets Provide Long-Term Opportunities $14T+ Electrification $1T+ Renewables $12T+ Global Oil & Gas Investment in global electrical grid to enable “electrification of everything” Renewable Generation tie- ins and grid hardening driving long-term infrastructure development O&G Investment is projected to meet demand in Sustainable Development Scenario over next 30 years Source: US Energy Information Administration 2021/EEI//International Energy Agency Fuel Report, Jan 2021/Industry Consulting Estimates/Bloomberg NEF & S&P Global Market Intelligence, Feb 2021

Differentiated Model Exploiting Competitive Advantages • Self-funding organic expansion in high-growth, high-returning infrastructure markets • Focused capital light Fluid Systems positioned to generate cash through cycles • Technology, scale, and service drive customer loyalty and productivity • Global presence in diversified end markets with blue-chip customers • Modest leverage provides stability and potential inorganic growth funding • Capable of balancing growth, returns, and FCF to maximize long-term value creation for our shareholders 11 Over 50 Years of Technology & Service Innova on Posi oning Us for Tomorrow’s Opportuni es Balancing growth, returns & FCF for shareholders Investing in higher returning, more stable specialty rentals & servicesCash generation via global, capital-light, returns-focused Fluids portfolio

2019 1H 2023 Change Maintaining Adjusted EBITDA as we reposition the Company $82M Adjusted EBITDA** $82M Adjusted EBITDA** (TTM) --- Increasing Adjusted EBITDA generation from more stable Industrial Solutions segment 61% % of Segment Adj. EBITDA* generated from Industrial Solutions 69% % of Segment Adj. EBITDA* generated from Industrial Solutions +13% Reducing capital employed to drive agility in cyclical Fluids Systems segment $708M Net Capital Employed (EOY) $512M Net Capital Employed (EOQ) -28% Redeploying capital toward higher-returning segment 36% % of Segment Net Capital Employed deployed in Industrial Solutions 49% % of Segment Net Capital Employed deployed in Industrial Solutions +36% Returning value to shareholders through share repurchases 90M Shares outstanding (EOY) 87M Shares outstanding (EOQ) -3% Reducing total debt and eliminated equity-linked debt $172M ($100M) Total Principal Outstanding (Equity-Linked) $98M ($0) Total Principal Outstanding (Equity-Linked) -43% (-100%) Meaningful Progress in our Transformation Strategic Focus on Growth in More Stable, Higher-Margin Industrial Markets Key to Long-Term Value Creation 12* Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation.

13 End-Market Overview

Utilities Infrastructure Megatrend Powering Growth

Significant Long-term Capital Investment in Innovation & Infrastructure Enhanced by Legislation

The **$1.2 trillion Infrastructure Investment and Jobs Act** (IIJA) is investing significantly over next decade, including ~ **$70B for electric grid and hardened energy infrastructure**

$300B federal clean energy tax package over next 10 years from **Inflation Reduction Act (IRA)**

Aging infrastructure, system hardening, grid reliability, and renewable energy projects are key drivers for approximately **$32B** transmission infrastructure **temporary access specialty rental & services** spend

$1.2T+

Infrastructure Investment and Jobs Act (IIJA) is investing significantly over next decade

$140B+

U.S. investor-owned utilities are expected to make about **$140B+ annual capital investments with ~8% CAGR** for clean energy technologies and decarbonization

$32B+

Annual U.S. utility transmission investment with **~10% of spend on temporary access specialty rental & services**

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* Whitehouse.gov/ Brookings.edu, Feb. 1, 2023

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Positioned for Growth in Multi-Billion Dollar Temporary Access Market

Specialty Rental and Services Supporting Infrastructure Megatrends

What We Do

Leading manufacturer and rental fleet provider of **composite temporary worksite access** solutions with a diversified customer base, which primarily compete against access alternatives such as wood, gravel, or permanent surfaces

Our Footprint



Industries We Serve



Utilities



O&G



Construction



Pipeline



Rail & Other

27%	**41%**	**34%**	**56%**	**12 year**
YoY growth in Rental & Service Revenue (TTM)	YoY growth in Industrial Solutions EBITDA (TTM)	Average Adjusted Industrial Solutions EBITDA Margin 2021 – 2023	1H 2023 annualized rental revenue as % of avg. fleet cost	Estimated useful life of mat deployed into rental fleet

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Industrial Solutions End-to-End Operating Model 16 Differentiated by Optimizing Across the Value Chain Providing Strong Results Product Engineering & Design Materials Sourcing & Procurement Precision Manufacturing Product Direct Sales Mat Fleet Rental & Services Belief in Innovation • High performance, safety, and service-centric culture • Introduced DURA-BASE to the world over 25 years ago as the 100% recyclable composite matting solution • Committed R&D, Project Technical Support team with industry-leading experience • Strategically located in Carencro, LA, close to suppliers using proprietary compounds of resins, including recycled product • 50,000 sq ft automated manufacturing plant with over half a million 8’ x 14’ mats manufactured • Quality management compliant with ISO 9001:2015 Scaled to Succeed With Proven Record of Delivering • Supplying small- and large-scale requests domestically and abroad • Most experienced composite matting industry sales and operations team • Dedicated to new and longstanding customer relationships • Long asset life with low maintenance leveraging technology, and large scalable operating footprint • Operate the largest composite DURA-BASEmatting fleet in the world

1H ‘23 BY INDUSTRY Utilities O&G General Construction Pipeline Rail Other $50 $60 $70 $80 2021 2022 TTM 1H '23 M IL LI O N S Industrial Solutions • Strategic investments in technology, scale, and service to drive specialty rental differentiation • Expansion of specialty rental fleet to meet long-term infrastructure build-out in multiple industries • 16% Revenue CAGR average from Utilities & Industrial Markets since 2016, contributing 75% of 1H ‘23 segment revenues • Leverage R&D to launch higher-margin products focused on driving operating efficiency and sustainability • Robust rental unit economics drive strong EBITDA margin and ROIC profile 17 Strategic Progress Supported by Strong Infrastructure Trends Rental & Service (R&S) Product Sales 1H ‘23 REVENUE MIX * Adjusted EBITDA and Adjusted EBITDA Margin is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation. ADJUSTED EBITDA* 52% 53% 56% 48% 52% 56% 60% $- $20 $40 $60 $80 $100 2021 2022 1H '23 Annualized RE N TA L RE VE N U E (M IL ) Rental Revenue Rental Revenue as % of Avg. Fleet Cost RENTAL REV AS % AVG FLEET COST

Global Demand for Oil and Gas Remains Resilient $12T+ Investment in Oil & Gas projected to meet global demand in Sustainable Development Scenario over next 30 years Access to affordable and reliable energy critical for developing economies Geopolitical instability heightens global focus on energy security during the transition to alternative energy sources 18 Emergence of Alternative Energy Lags Global Demand World’s Energy which comes from fossil fuels today Renewables demand growth requiring new infrastructure construction and related services Total demand results in an increase of global Oil/Liquids/Natural Gas demand calling for efficient, innovative, and sustainable drilling and reservoir solutions 80%+ 70%+ 20%+ Source: US Energy Information Administration 2021/EEI//International Energy Agency Fuel Report, Jan 2021/Jefferies Estimates/Bloomberg NEF & S&P Global Market Intelligence, Feb 2021 OUTLOOK BY 2050

U.S. Canada Int'l • Recent divestitures driving shift to international markets; 54% of 1H ‘23 revenues generated outside of U.S. • Global footprint aligned to long-term, strategic markets • Reshaping balance sheet to drive “Capital-Light” model, and reduce return cyclicality • FCF generation to support higher-returning growth and return to shareholders • In June 2023, announced evaluation of strategic alternatives for Fluids Systems $100 $200 $300 $400 2021 2022 1H '23 M IL LI O N S Fluids Systems Agile, Capital-Light Technology & Services Capable of Cash Generation Through Cycles 1H ‘23 REVENUE MIX 1H ‘23 CASH GENERATION FROM RECENT DIVESTITURES $32M NET CAPITAL EMPLOYED 19

$0 $10 $20 $30 $40 2019 TTM 1H '23 $0 $4 $8 $12 $16 2019 TTM 1H '23 INTEREST EXPENSE 7% Average Borrowing Rate on Outstanding Debt • Leveraging asset-based lending to drive reductions in borrowing cost • Primary bank facility matures in May ‘27 Simplifying Business and Driving Efficiency 20 $0 $100 $200 $300 $400 $500 $600 $700 $800 Q4 '19 1H '23 M IL LI O N S 28% Reduction in Net Capital Employed from 2019 Levels • Continued reduction in underperforming Fluids Systems NCE, driven by monetization of working capital 23% Reduction in Corporate Office Expense from 2019 Levels M IL LI O N S M IL LI O N S • Streamlining cost structure as business evolves • Additional actions taken in Q2 ‘23 to drive further reduction going forward CORPORATE OFFICE (excl. depreciation)NET CAPITAL EMPLOYED

Long-Term Capital Allocation Strategy 21 Disciplined Approach Balances Growth Investments with Return of Capital Maintain Target Leverage Invest in Growth Return Excess Cash to Investors Organic M&A• Target net leverage range of 0.5x–1.5x • Net leverage*: 0.9x • Total liquidity**: $102M • Maintaining sufficient liquidity to support strategic growth • ABL Facility matures 2027 • 1H ‘23 Free Cash Flow generation of $24M; solid Free Cash Flow expected to continue in Q3 * Net leverage ratio calculated as Net Debt divided by Q2 2023 TTM Adjusted EBITDA. ** Reflects ABL Facility availability plus cash and cash equivalents as of June 30, 2023. • Continued organic investment in high returning opportunities • > 80% of 1H ‘23 CAPEX deployed to expand rental fleet and support utilities and industrial market penetration • Continually evaluate opportunities to accelerate Industrial strategy • Disciplined execution based on strategic value, size, risk and appropriate economics • Improving equity value key to inorganic strategy & shareholder value • As assets in Fluids Systems are monetized, returning a significant portion of proceeds to shareholders through share repurchase program • 8% YoY reduction in shares outstanding

Sustainability Embedded in Our DNA Environmental Social Governance 22 2022 Sustainability Report Including SASB & TCFD Disclosures Available on Website Shareholder Approval Rate of Executive Compensation * Reflects internal estimates of impact of DURA-BASE® Composite Matting System. Board Independence Independent Board Diversity Safety Drives Everything We Do Committed to Local Personnel Across Our Operations

Why Invest in Newpark Resources? Meaningful growth opportunity tied to the energy transition Global presence in large-scale energy markets Proven technologies with economic and ESG benefits Demonstrated ability to adapt and grow Balancing investment in growth markets with return of capital Capital structure to support growth plans 23 Leading Provider of Sustainable Technologies and Services

24 Summary of Key Financial Data

Business Segment Overview Industrial Solutions Fluids Systems 25 $40 $60 $80 $100 $100 $120 $140 $160 $180 $200 $220 $240 2021 2022 TTM 1H '23 AD JU ST ED E BI TD A (M IL LI O N S) RE VE N U E (M IL LI O N S) Revenues Adjusted EBITDA* $0 $20 $40 $60 $300 $375 $450 $525 $600 $675 $750 2021** 2022** TTM 1H '23 AD JU ST ED E BI TD A (M IL LI O N S) RE VE N U E (M IL LI O N S) Revenues Adjusted EBITDA* Rental & Service (R&S) Product Sales U.S. U.K. 1H ‘23 REVENUES U.S. Canada Int'l 1H ‘23 REVENUES * Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation. ** Includes operations of Gulf of Mexico and U.S. Mineral Grinding operations, both of which were exited in Q4 2022. Divested units contributed $83 million of revenues, $5 million of depreciation expense, and a $40 million operating loss in 2022, including $29 million impairment charge, and $62 million of revenues, $7 million of depreciation expense and $7 million operating loss in 2021. • Delivering double-digit annual revenue growth • Strong Energy Transition market tailwinds • Consistent cash flow and solid ROI • Reshaping portfolio to monetize working capital and improve returns • ~ 85% of asset base comprised of receivables, inventory, and other working capital

Consolidated Statements of Operations (unaudited) 26 (In thousands, except per share data) June 30, 2023 March 31, 2023 June 30, 2022 June 30, 2023 June 30, 2022 Revenues 183,256$ 200,030$ 194,144$ 383,286$ 370,582$ Cost of revenues 150,170 164,738 168,206 314,908 319,194 Selling, general and administrative expenses 25,576 25,410 24,330 50,986 48,763 Other operating (income) loss, net (1,184) (261) (80) (1,445) (30) Impairments and other charges 2,816 - 7,905 2,816 7,905 Operating income (loss) 5,878 10,143 (6,217) 16,021 (5,250) Foreign currency exchange (gain) loss (102) 319 (583) 217 (519) Interest expense, net 2,146 2,089 1,638 4,235 2,844 Income (loss) before income taxes 3,834 7,735 (7,272) 11,569 (7,575) Provision (benefit) for income taxes 2,132 2,115 480 4,247 (2,344) Net income (loss) 1,702$ 5,620$ (7,752)$ 7,322$ (5,231)$ Calculation of EPS: Net income (loss) - basic and diluted 1,702$ 5,620$ (7,752)$ 7,322$ (5,231)$ Weighted average common shares outstanding - basic 85,761 88,573 92,657 87,159 92,389 Dilutive effect of stock options and restricted stock awards 1,712 1,997 - 1,853 Weighted average common shares outstanding - diluted 87,473 90,570 92,657 89,012 92,389 Net income (loss) per common share - basic: 0.02$ 0.06$ (0.08)$ 0.08$ (0.06)$ Net income (loss) per common share - diluted: 0.02$ 0.06$ (0.08)$ 0.08$ (0.06)$ Three Months Ended Six Months Ended

Operating Segment Results (unaudited) 27 (In thousands) June 30, 2023 March 31, 2023 June 30, 2022 June 30, 2023 June 30, 2022 Revenues Fluids Systems 135,181$ 144,174$ 145,261$ 279,355$ 286,275$ Industrial Solutions 48,075 55,856 48,883 103,931 84,307 Industrial Blending - - - - - Total revenues 183,256$ 200,030$ 194,144$ 383,286$ 370,582$ Operating income (loss) Fluids Systems 1,965$ 3,466$ 425$ 5,431$ 3,799$ Industrial Solutions 12,774 14,483 9,754 27,257 16,112 Industrial Blending - - (8,912) - (9,798) Corporate office (8,861) (7,806) (7,484) (16,667) (15,363) Total operating income (loss) 5,878$ 10,143$ (6,217)$ 16,021$ (5,250)$ Segment operating margin Fluids Systems 1.5% 2.4% 0.3% 1.9% 1.3% Industrial Solutions 26.6% 25.9% 20.0% 26.2% 19.1% Six Months EndedThree Months Ended

Impact of 2022 Divestitures (unaudited) 28 (In thousands) June 30, 2023 March 31, 2023 June 30, 2022 June 30, 2023 June 30, 2022 Revenues Excalibar -$ -$ 12,099$ -$ 26,445$ Gulf of Mexico - - 7,412 - 10,106 Total revenues -$ -$ 19,511$ -$ 36,551$ Operating income (loss) Excalibar -$ (77)$ 817$ (77)$ 1,650$ Gulf of Mexico (2,107) (2,311) (3,643) (4,418) (6,260) Total operating income (loss) (2,107)$ (2,388)$ (2,826)$ (4,495)$ (4,610)$ Three Months Ended Six Months Ended Summarized operating results (including impairments and other charges) of our Excalibar business and Gulf of Mexico operations, both included in the Fluids Systems segment historical results, are shown in the following tables:

Consolidated Balance Sheets (unaudited) 29 (In thousands, except share data) June 30, 2023 December 31, 2022 ASSETS Cash and cash equivalents 22,353$ 23,182$ Receivables, net 193,365 242,247 Inventories 147,113 149,571 Prepaid expenses and other current assets 14,231 10,966 Total current assets 377,062 425,966 Property, plant and equipment, net 194,584 193,099 Operating lease assets 22,549 23,769 Goodwill 47,273 47,110 Other intangible assets, net 18,766 20,215 Deferred tax assets 2,480 2,275 Other assets 2,237 2,441 Total assets 664,951$ 714,875$ LIABILITIES AND STOCKHOLDERS’ EQUITY Current debt 21,654$ 22,438$ Accounts payable 79,437 93,633 Accrued liabilities 39,327 46,871 Total current liabilities 140,418 162,942 Long-term debt, less current portion 76,466 91,677 Noncurrent operating lease liabilities 18,844 19,816 Deferred tax liabilities 7,780 8,121 Other noncurrent liabilities 7,310 9,291 Total liabilities 250,818 291,847 1,117 1,115 Paid-in capital 637,435 641,266 Accumulated other comprehensive loss (64,884) (67,186) Retained earnings 3,903 2,489 (163,438) (154,656) Total stockholders’ equity 414,133 423,028 Total liabilities and stockholders' equity 664,951$ 714,875$ Common stock, $0.01 par value (200,000,000 shares authorized and 111,669,464 and 111,451,999 shares issued, respectively) Treasury stock, at cost (24,889,137 and 21,751,232 shares, respectively)

Consolidated Statements of Cash Flows (unaudited) 30 (In thousands) 2023 2022 Cash flows from operating activities: Net income (loss) 7,322$ (5,231)$ Adjustments to reconcile net income (loss) to net cash provided by operations: Impairments and other non-cash charges 2,816 7,905 Depreciation and amortization 15,803 20,563 Stock-based compensation expense 3,298 3,198 Provision for deferred income taxes (916) (6,918) Credit loss expense 464 447 Gain on sale of assets (1,649) (2,001) Amortization of original issue discount and debt issuance costs 274 587 Change in assets and liabilities: (Increase) decrease in receivables 39,324 (5,350) Increase in inventories (3,440) (38,660) Increase in other assets (3,187) (5,196) Increase (decrease) in accounts payable (14,453) 12,208 Decrease in accrued liabilities and other (8,808) (4,563) Net cash provided by (used in) operating activities 36,848 (23,011) Six Months Ended June 30, (In thousands) 2023 2022 Cash flows from investing activities: Capital expenditures (15,347) (9,515) Proceeds from divestitures 18,086 - Proceeds from sale of property, plant and equipment 2,304 1,943 Net cash provided by (used in) investing activities 5,043 (7,572) Cash flows from financing activities: Borrowings on lines of credit 149,253 156,420 Payments on lines of credit (167,435) (129,914) Proceeds from term loan - 3,754 Debt issuance costs - (997) Purchases of treasury stock (21,966) (2,537) Other financing activities (2,864) 296 Net cash provided by (used in) financing activities (43,012) 27,022 Effect of exchange rate changes on cash 332 (1,412) Net decrease in cash, cash equivalents, and restricted cash (789) (4,973) Cash, cash equivalents, and restricted cash at beginning of period 25,061 29,489 Cash, cash equivalents, and restricted cash at end of period 24,272$ 24,516$ Six Months Ended June 30,

Non-GAAP Financial Measures (unaudited)

The following tables reconcile the Company's net income (loss) calculated in accordance with GAAP to the non-GAAP financial measures of EBITDA and Adjusted EBITDA:

Consolidated	Twelve Months Ended				Six Months Ended		TTM Q2
(In thousands)	2019	2020	2021	2022	2022	2023	2023
Net income (loss) (GAAP)	$ (12,946)	$ (80,696)	$ (25,526)	$ (20,834)	$ (5,231)	$ 7,322	$ (8,281)
Interest expense, net	14,369	10,986	8,805	7,040	2,844	4,235	8,431
Provision (benefit) for income taxes	9,788	(11,883)	7,293	4,371	(2,344)	4,247	10,962
Depreciation and amortization	47,144	45,314	42,225	38,610	20,563	15,803	33,850
EBITDA (non-GAAP)	58,355	(36,279)	32,797	29,187	15,832	31,607	44,962
Impairments and other charges	11,422	14,727	-	37,322	7,905	2,816	32,233
Gain on divestitures	-	-	-	(3,596)	-	-	(3,596)
Fourchon, Louisiana hurricane-related costs	-	-	2,596	-	-	-	-
Facility exit costs and other	2,631	(201)	2,399	2,452	761	4,236	5,927
Severance costs	3,814	4,773	1,898	736	520	2,124	2,340
Inventory write-downs	1,881	10,345	-	-	-	-	-
Gain on legal settlement	-	-	(1,000)	-	-	-	-
(Gain) loss on extinguishment of debt	-	(419)	1,000	-	-	-	-
Other	3,955	-	(849)	-	-	-	-
Adjusted EBITDA (non-GAAP)	$ 82,058	$ (7,054)	$ 38,841	$ 66,101	$ 25,018	$ 40,783	$ 81,866

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Non-GAAP Financial Measures (unaudited) 32 Consolidated (In thousands) June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 Net income (loss) (GAAP) (7,752)$ (24,595)$ 8,992$ 5,620$ 1,702$ Interest expense, net 1,638 1,875 2,321 2,089 2,146 Provision (benefit) for income taxes 480 2,834 3,881 2,115 2,132 Depreciation and amortization 10,111 9,696 8,351 7,895 7,908 EBITDA (non-GAAP) 4,477 (10,190) 23,545 17,719 13,888 Impairments and other charges 7,905 29,417 - - 2,816 Gain on divestitures - - (3,596) - - Facility exit costs and other 761 388 1,303 2,292 1,944 Severance costs 153 - 216 955 1,169 Adjusted EBITDA (non-GAAP) 13,296$ 19,615$ 21,468$ 20,966$ 19,817$ Three Months Ended The following tables reconcile the Company’s net income (loss) calculated in accordance with GAAP to the non-GAAP financial measures of EBITDA and Adjusted EBITDA:

Non-GAAP Financial Measures (unaudited)

The following tables reconcile the Company's segment operating income (loss) calculated in accordance with GAAP to the non-GAAP financial measures of EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin:

Fluids Systems	Twelve Months Ended				Six Months Ended		TTM Q2
(In thousands)	**2019**	**2020**	**2021**	**2022**	**2022**	**2023**	**2023**
Revenues	$ 620,317	$ 354,608	$ 420,789	$ 622,601	$ 286,275	$ 279,355	$ 615,681
Operating income (loss) (GAAP)	$ 3,814	$ (66,403)	$ (19,012)	$ (15,566)	$ 3,799	$ 5,431	$ (13,934)
Depreciation and amortization	21,202	20,555	17,877	13,875	7,919	3,936	9,892
EBITDA (non-GAAP)	25,016	(45,848)	(1,135)	(1,691)	11,718	9,367	(4,042)
Impairments and other charges	11,422	14,727	-	29,417	-	2,816	32,233
Gain on divestiture	-	-	-	(971)	-	-	(971)
Fourchon, Louisiana hurricane-related costs	-	-	2,596	-	-	-	-
Facility exit costs and other	2,631	(201)	2,399	1,000	-	4,236	5,236
Inventory write-downs	1,881	10,345	-	-	-	-	-
Severance costs	2,264	3,729	1,329	398	235	1,103	1,266
Other	605	-	(849)	-	-	-	-
Adjusted EBITDA (non-GAAP)	$ 43,819	$ (17,248)	$ 4,340	$ 28,153	$ 11,953	$ 17,522	$ 33,722
Operating Margin (GAAP)	0.6%	-18.7%	-4.5%	-2.5%	1.3%	1.9%	-2.3%
Adjusted EBITDA Margin (non-GAAP)	7.1%	-4.9%	1.0%	4.5%	4.2%	6.3%	5.5%

Industrial Solutions	Twelve Months Ended				Six Months Ended		TTM Q2
(In thousands)	**2019**	**2020**	**2021**	**2022**	**2022**	**2023**	**2023**
Revenues	$ 199,802	$ 130,469	$ 185,171	$ 192,993	$ 84,307	$ 103,931	$ 212,617
Operating income (GAAP)	$ 47,466	$ 13,030	$ 42,117	$ 43,899	$ 16,112	$ 27,257	$ 55,044
Depreciation and amortization	21,763	20,127	19,304	21,653	10,804	10,534	21,383
EBITDA (non-GAAP)	69,229	33,157	61,421	65,552	26,916	37,791	76,427
Severance costs	434	437	302	214	161	92	145
Gain on legal settlement	-	-	(1,000)	-	-	-	-
Adjusted EBITDA (non-GAAP)	$ 69,663	$ 33,594	$ 60,723	$ 65,766	$ 27,077	$ 37,883	$ 76,572
Operating Margin (GAAP)	23.8%	10.0%	22.7%	22.7%	19.1%	26.2%	25.9%
Adjusted EBITDA Margin (non-GAAP)	34.9%	25.7%	32.8%	34.1%	32.1%	36.5%	36.0%

NEWPARK

33

Non-GAAP Financial Measures (unaudited) 34 Consolidated (In thousands) 2019 2020 2021 2022 2022 2023 Net cash provided by (used in) operating activities (GAAP) 72,286$ 55,791$ (3,013)$ (25,021)$ (23,011)$ 36,848$ Capital expenditures (44,806) (15,794) (21,793) (28,273) (9,515) (15,347) Proceeds from sale of property, plant and equipment 13,734 12,399 15,999 3,217 1,943 2,304 Free Cash Flow (non-GAAP) 41,214$ 52,396$ (8,807)$ (50,077)$ (30,583)$ 23,805$ Six Months Ended June 30, The following table reconciles the Company’s net cash provided by (used in) operating activities calculated in accordance with GAAP to the non-GAAP financial measure of Free Cash Flow: Twelve Months Ended

Non-GAAP Financial Measures (unaudited) 35 Consolidated (In thousands) 2019 2020 2021 2022 2022 2023 Current debt 6,335$ 67,472$ 19,210$ 22,438$ 22,484$ 21,654$ Long-term debt, less current portion 153,538 19,690 95,593 91,677 121,975 76,466 Total Debt 159,873 87,162 114,803 114,115 144,459 98,120 Less: cash and cash equivalents (48,672) (24,197) (24,088) (23,182) (20,159) (22,353) Net Debt 111,201$ 62,965$ 90,715$ 90,933$ 124,300$ 75,767$ Adjusted EBITDA (non-GAAP) - TTM 82,058$ (7,054)$ 38,841$ 66,101$ 44,904$ 81,866$ Net Leverage 1.4 NM 2.3 1.4 2.8 0.9 June 30, The following table reconciles the Company’s total debt calculated in accordance with GAAP to the non-GAAP financial measures of Net Debt and Net Leverage: December 31,